UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code:
Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
       The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason Western
Asset Variable Strategic
Bond Portfolio

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return, consistent with the preservation of capital.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable Strategic Bond Portfolio. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	7

Portfolio expenses	8

Portfolio performance	10

Historical performance	11

Schedule of investments	12

Statement of assets and liabilities	29

Statement of operations	30

Statements of changes in net assets	31

Financial highlights	32

Notes to financial statements	34

Report of independent registered public accounting firm	57

Board approval of management and subadvisory agreements	58

Additional information	63

Important tax information	70

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

Legg Mason Western Asset Variable Strategic Bond Portfolio   I

Letter from the chairman continued

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed maintained this stance through the end of 2009 and during its first meeting in January 2010. In conjunction with its January 2010 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the twelve months ended December 31, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the twelve-month reporting period, driving spread sector (non-Treasury) prices higher. For the twelve months ended December 31, 2009, the Barclays Capital U.S. Aggregate Indexvi returned 5.93%.

The high-yield bond market produced very strong results during the twelve months ended December 31, 2009. In sharp contrast to its poor results in 2008, the asset class posted positive returns during eleven of the twelve months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexvii returned 58.76% for the twelve months ended December 31, 2009.

Emerging market debt prices rallied sharply—posting positive returns during every month but February of 2009. This rally was triggered by rising commodity prices, optimism that the worst of the global recession was over

II   Legg Mason Western Asset Variable Strategic Bond Portfolio

and increased investor risk appetite. Over the twelve months ended December 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 28.18%.

Special shareholder notice
Effective September 11, 2009, the Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. The Portfolio’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Carl L. Eichstaedt, Mark S. Lindbloom, Michael C. Buchanan and Keith J. Gardner. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the Portfolio. Messrs. Leech and Walsh have been portfolio managers of the Portfolio since 2006, and Messrs. Moody, Eichstaedt, Lindbloom, Buchanan and Gardner have been portfolio managers of the Portfolio since 2007. Messrs. Leech, Walsh, Moody, Eichstaedt, Lindbloom, Buchanan and Gardner are employed by Western Asset Management Company. The portfolio managers lead the team and their focus is on portfolio structure, including sector allocation, durationix weighting and term structure decisions.

A special note regarding increased market volatility
Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles.

Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Legg Mason Western Asset Variable Strategic Bond Portfolio   III

Letter from the chairman continued

Information about your portfolio
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 29, 2010

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

IV   Legg Mason Western Asset Variable Strategic Bond Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks to maximize total return, consistent with the preservation of capital.

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities and related instruments. We have broad discretion to allocate the Portfolio’s assets among the following segments of the international market for fixed-income securities:

•	U.S. government obligations

•	U.S. and foreign corporate debt, including emerging market corporate debt

•	Mortgage- and asset-backed securities

•	Sovereign debt, including emerging market sovereign debt

The Portfolio invests in fixed-income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade. The Portfolio may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies, including emerging markets.

The Portfolio may invest in securities of any maturity. Instead of investing directly in particular securities, the Portfolio may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the fiscal year, the fixed-income market was impacted by the fallout from the financial crisis in 2008 and the subsequent return to more normal conditions given the aggressive actions taken by the Federal Reserve Board (“Fed”)i, the U.S. Department of the Treasury and other government entities.

The yields on two- and ten-year Treasuries began the fiscal year at 0.76% and 2.25%, respectively. As the reporting period began, we were beginning to emerge from a “flight to quality” that was triggered by the seizing credit markets. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time,

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   1

Portfolio overview continued

investors were drawn to the relative safety of shorter-term Treasuries, causing their yields to decline, while riskier portions of the bond market performed poorly.

After initially falling, Treasury yields then began to move higher as economic conditions generally improved and there were concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. Two- and ten-year yields peaked in June 2009 at 1.42% and 3.98%, respectively, and then generally moved lower, falling to 0.67% and 3.21%, respectively, at the end of November. Yields then moved sharply higher in December given renewed concerns for future inflation. At the conclusion of the reporting period, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively.

In the spring of 2009, conditions in the credit markets improved, there were signs that the economy was stabilizing and corporate profits were often better than expected. Collectively, this caused investor risk aversion to abate, triggering a strong rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was robust demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. With economic data often surprising on the upside as the fiscal year progressed, the spread sectors continued to rally during most of the remainder of the period. In sharp contrast to 2008 when Treasuries were the performance leaders, the spread sectors handily outperformed Treasuries in 2009. The overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexii, gained 5.93% during the twelve months ended December 31, 2009. In contrast, high-yield bonds, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexiii, rose 58.76% and emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv, returned 28.18%.

Q. How did we respond to these changing market conditions?
A. We made several adjustments to the Portfolio during the twelve-month reporting period. We significantly reduced our exposure to agency mortgage-backed securities (“MBS”), finding them less attractive as their spreads had narrowed given the government’s direct purchase of these securities. With the government set to phase out its purchasing program, we determined that more attractive opportunities could be found in other areas of the market. We also pared our exposure to high-yield Industrials bonds given their strong performance during the fiscal year. In contrast, we added to the Portfolio’s Treasury position as a hedge against our spread sector exposure and to add diversification to the Portfolio.

During the reporting period, we utilized Eurodollar futures/options and Treasury futures/options to manage the Portfolio’s durationv and yield curvevi exposure. Interest rate swaps were used to manage our interest rate exposure throughout the yield curve. We employed Euro-bund futures to

2   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

manage our yield curve exposure in Germany. Finally, index credit default swaps were used to manage our exposure to commercial MBS. Overall, the use of these instruments was a positive for performance.

Performance review
For the twelve months ended December 31, 2009, Class I shares of Legg Mason Western Asset Variable Strategic Bond Portfolio1 returned 22.29%. The Portfolio’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 5.93% for the same period. The Lipper Variable General Bond Funds Category Average2 returned 20.03% over the same time frame.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 59 funds in the Portfolio’s Lipper category.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   3

Portfolio overview continued

   PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Legg Mason Western Asset Variable Strategic Bond Portfolio[1]:

Class I	13.15%	22.29%

Class II	12.87%	21.83%

Barclays Capital U.S. Aggregate Index	3.95%	5.93%

Lipper Variable General Bond Funds Category Average[2]	10.08%	20.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2009 for Class I and II shares were 3.62% and 3.20%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class I and II shares would have been 3.62% and 1.63%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

   TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2009, the gross total operating expense ratios for Class I and Class II shares were 0.86% and 1.25%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00% for Class I shares and 1.25% for Class II shares. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

Q. What were the leading contributors to performance?
A. The largest contributor to relative performance for the period was our overweight exposure to the high-yield sector, especially in Utilities and Industrials. Standout performers were Energy Future Holdings Corp. and Ford Motor Credit Co. In both cases, their spreads tightened from their elevated levels in 2008 and early 2009. Our overweight to non-agency MBS was another meaningful contributor to performance. This asset class

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 63 funds for the six-month period and among the 59 funds for the twelve-month period in the Portfolio’s Lipper category.

4   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

generated strong results as housing data improved, and there was positive sentiment surrounding the launch of the Public-Private Investment Program (“PPIP”).

Elsewhere, our overweight exposure to investment grade bonds was also rewarded. In particular, our Industrials and Financials holdings boosted the Portfolio’s returns. Within the investment grade bond space, CVS Caremark Corp., Delta Air Lines Inc., Morgan Stanley and SLM Corp. were strong performers during the reporting period. Our overweight to asset-backed securities also enhanced performance, as their spreads narrowed as the reporting period progressed.

Q. What were the leading detractors from performance?
A. The Portfolio’s yield curve positioning detracted from relative performance during the reporting period. Our overweight to the longer end of the curve was not rewarded as long-term rates rose more than their short-term counterparts given concerns for future inflation. In addition, an overall longer duration than that of the benchmark also detracted as rates rose across the yield curve during the fiscal year.

Thank you for your investment in Legg Mason Western Asset Variable Strategic Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2010

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   5

Portfolio overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 28 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Corporate Bonds & Notes (33.9%), Mortgage-Backed Securities (23.3%), Collateralized Mortgage Obligations (18.7%), U.S. Government & Agency Obligations (17.9%) and Asset-Backed Securities (4.4%). The Portfolio’s composition is subject to change at any time.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

Portfolio at a glance† (unaudited)

   INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Portfolio’s investments as of December 31, 2009 and December 31, 2008 and do not include derivatives. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   7

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

		BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ACTUAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	TOTAL RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
Class I	13.15%	$1,000.00	$1,131.50	0.99%	$5.32

Class II	12.87	1,000.00	1,128.70	1.25	6.71

[1]	For the six months ended December 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

	HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
Class I	5.00%	$1,000.00	$1,020.21	0.99%	$5.04

Class II	5.00	1,000.00	1,018.90	1.25	6.36

[1]	For the six months ended December 31, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   9

Portfolio performance (unaudited)

   AVERAGE ANNUAL TOTAL RETURNS1

	Class I	Class II
Twelve Months Ended 12/31/09	22.29%	21.83%

Five Years Ended 12/31/09	2.10	N/A

Ten Years Ended 12/31/09	5.28	N/A

Inception* through 12/31/09	4.99	0.55

   CUMULATIVE TOTAL RETURN1

Class I (12/31/99 through 12/31/09)	67.28%

Class II (Inception date of 2/2/07 through 12/31/09)	1.61

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class I and II shares are February 17, 1998 and February 2, 2007, respectively.

10   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

Historical performance (unaudited)

   VALUE OF $10,000 INVESTED IN CLASS I SHARES OF LEGG MASON WESTERN ASSET VARIABLE STRATEGIC
   BOND PORTFOLIO VS. BARCLAYS CAPITAL U.S. AGGREGATE INDEX† — December 1999 - December 2009

†	Hypothetical illustration of $10,000 invested in Class I shares of Legg Mason Western Asset Variable Strategic Bond Portfolio on December 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an Index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   11

Schedule of investments
December 31, 2009

   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 33.9%

CONSUMER DISCRETIONARY — 2.1%

	Automobiles — 0.1%
	Motors Liquidation Co., Senior Debentures:

$160,000	8.250% due 7/15/23(a)	$43,200

5,000	8.375% due 7/15/33(a)	1,375

	Total Automobiles	44,575
	Diversified Consumer Services — 0.1%
	Service Corp. International, Senior Notes:

20,000	7.625% due 10/1/18	19,900

35,000	7.500% due 4/1/27	31,325

	Total Diversified Consumer Services	51,225
	Hotels, Restaurants & Leisure — 0.1%
80,000	MGM MIRAGE Inc., Notes, 6.750% due 9/1/12	71,800

	Station Casinos Inc.:

15,000	Senior Notes, 7.750% due 8/15/16(a)(b)	2,419

75,000	Senior Subordinated Notes, 6.500% due 2/1/14(a)(b)	750

	Total Hotels, Restaurants & Leisure	74,969
	Media — 1.7%
30,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(c)	28,838

100,000	Comcast Cable Communications LLC, Notes, 8.875% due 5/1/17	119,978

	Comcast Corp.:

	Notes:

140,000	6.500% due 1/15/15	157,019

10,000	5.875% due 2/15/18	10,633

10,000	Senior Notes, 6.500% due 1/15/17	11,086

50,000	CSC Holdings Inc., Senior Notes, 6.750% due 4/15/12	51,875

75,000	DISH DBS Corp., Senior Notes, 6.625% due 10/1/14	75,844

60,000	Reed Elsevier Capital Inc., Notes, 8.625% due 1/15/19	73,126

	Time Warner Cable Inc., Senior Notes:

240,000	8.250% due 4/1/19	286,342

40,000	6.750% due 6/15/39	42,029

70,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	81,543

	Total Media	938,313
	Multiline Retail — 0.1%

26,872	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15(d)	26,401

	TOTAL CONSUMER DISCRETIONARY	1,135,483

See Notes to Financial Statements.

12   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

CONSUMER STAPLES — 1.2%

	Beverages — 0.3%
$100,000	Anheuser-Busch InBev Worldwide Inc., Senior Notes, 5.375% due 1/15/20(c)	$102,223

70,000	Diageo Finance BV, 3.250% due 1/15/15	69,614

	Total Beverages	171,837
	Food & Staples Retailing — 0.4%
70,000	CVS Caremark Corp., Senior Notes, 6.600% due 3/15/19	76,734

172,941	CVS Pass-Through Trust, Secured Notes, 6.943% due 1/10/30	174,320

	Total Food & Staples Retailing	251,054
	Household Products — 0.2%
100,000	Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes, 7.750% due 10/15/16(c)	102,750
	Tobacco — 0.3%
60,000	Altria Group Inc., Senior Notes, 8.500% due 11/10/13	69,395

70,000	Reynolds American Inc., Senior Notes, 7.250% due 6/1/12	76,995

	Total Tobacco	146,390
	TOTAL CONSUMER STAPLES	672,031

ENERGY — 4.3%

	Energy Equipment & Services — 0.1%
55,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	54,519
	Oil, Gas & Consumable Fuels — 4.2%
290,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	326,245

70,000	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36	73,343

100,000	Chesapeake Energy Corp., Senior Notes, 6.625% due 1/15/16	99,500

	Compagnie Generale de Geophysique SA, Senior Notes:

15,000	7.500% due 5/15/15	14,963

55,000	7.750% due 5/15/17	54,863

255,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	289,858

225,000	El Paso Corp., Medium-Term Notes, 7.375% due 12/15/12	232,230

80,000	Energy Transfer Partners LP, Senior Notes, 9.000% due 4/15/19	95,514

	Hess Corp., Notes:

30,000	8.125% due 2/15/19	36,239

20,000	7.875% due 10/1/29	24,052

200,000	7.300% due 8/15/31	227,930

20,000	Kinder Morgan Energy Partners LP, Senior Notes, 6.000% due 2/1/17	21,029

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   13

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 4.2% continued

	OPTI Canada Inc., Senior Secured Notes:

$40,000	7.875% due 12/15/14	$33,000

45,000	8.250% due 12/15/14	37,294

5,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	5,081

65,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	61,971

	Petrobras International Finance Co., Senior Notes:

50,000	6.125% due 10/6/16	53,875

32,000	5.750% due 1/20/20	32,713

	SandRidge Energy Inc., Senior Notes:

40,000	9.875% due 5/15/16(c)	42,300

5,000	8.750% due 1/15/20(c)	5,025

20,000	Tennessee Gas Pipeline Co., Debentures, 7.625% due 4/1/37	22,560

75,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	75,656

	Williams Cos. Inc.:

130,000	Debentures, 7.500% due 1/15/31	140,618

55,000	Notes, 7.875% due 9/1/21	63,210

	Senior Notes:

75,000	7.625% due 7/15/19	84,219

40,000	7.750% due 6/15/31	43,984

	XTO Energy Inc., Senior Notes:

40,000	6.500% due 12/15/18	45,787

10,000	6.750% due 8/1/37	11,819

	Total Oil, Gas & Consumable Fuels	2,254,878

	TOTAL ENERGY	2,309,397

FINANCIALS — 15.4%

	Capital Markets — 2.0%
60,000	Bear Stearns Cos. Inc., Senior Notes, 7.250% due 2/1/18	68,979

90,000	Credit Suisse Guernsey Ltd., Junior Subordinated Notes, 5.860% due 5/15/17(e)(f)	78,750

90,000	Goldman Sachs Group Inc., Senior Notes, 7.500% due 2/15/19	105,100

490,000	Kaupthing Bank HF, Senior Notes, 7.625% due 2/28/15(a)(b)(c)	123,725

80,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 6.155% due 8/19/65(a)(e)	24

630,000	Lehman Brothers Holdings Inc., Medium-Term Notes, 6.750% due 12/28/17(a)	189

30,000	Merrill Lynch & Co. Inc., Notes, 6.875% due 4/25/18	32,375

See Notes to Financial Statements.

14   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Capital Markets — 2.0% continued

	Morgan Stanley:

$80,000	Medium-Term Notes, 0.734% due 10/18/16(e)	$74,226

600,000	Subordinated Notes, 4.750% due 4/1/14	604,022

	Total Capital Markets	1,087,390
	Commercial Banks — 3.7%
100,000	Barclays Bank PLC, Senior Notes, 5.200% due 7/10/14	106,108

	Commonwealth Bank of Australia, Senior Notes:

70,000	3.750% due 10/15/14(c)	70,246

30,000	5.000% due 10/15/19(c)	29,842

150,000	Credit Agricole SA, Subordinated Notes, 8.375% due 10/13/19(c)(e)(f)	159,504

	Glitnir Banki HF:

190,000	Notes, 6.330% due 7/28/11(a)(b)(c)	40,850

170,000	Subordinated Notes, 6.693% due 6/15/16(a)(b)(c)	442

120,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(c)(e)	107,878

340,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11(a)(b)(c)	17,000

100,000	Nordea Bank AB, Senior Notes, 3.700% due 11/13/14(c)	99,917

75,000	Rabobank Nederland NV, Junior Subordinated Notes, 11.000% due 6/30/19(c)(e)(f)	91,698

150,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15(c)(e)(f)	122,818

	Royal Bank of Scotland Group PLC:

100,000	Senior Notes, 6.400% due 10/21/19	99,858

	Subordinated Notes:

30,000	5.000% due 11/12/13	26,966

50,000	5.000% due 10/1/14	44,233

60,000	5.050% due 1/8/15	52,103

160,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16(c)(e)	148,850

170,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(c)(e)(f)	99,134

80,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(e)	55,870

510,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	528,517

100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	87,500

	Total Commercial Banks	1,989,334

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   15

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Consumer Finance — 2.8%
	American Express Co.:

$90,000	Senior Notes, 8.125% due 5/20/19	$106,837

120,000	Subordinated Debentures, 6.800% due 9/1/66(e)	108,600

90,000	American Express Credit Corp., Senior Notes, 5.125% due 8/25/14	94,934

183,000	Ford Motor Credit Co. LLC, Senior Notes, 5.504% due 6/15/11(e)	181,399

130,000	GMAC Inc., Notes, 1.750% due 10/30/12	129,242

	GMAC LLC:

	Senior Notes:

6,000	7.250% due 3/2/11(c)	6,000

87,000	6.875% due 9/15/11(c)	86,565

69,000	7.500% due 12/31/13(c)	67,275

107,000	6.750% due 12/1/14(c)	102,720

36,000	Subordinated Notes, 8.000% due 12/31/18(c)	32,040

	SLM Corp.:

	Medium-Term Notes:

160,000	5.000% due 10/1/13	147,312

335,000	5.375% due 5/15/14	309,285

40,000	5.050% due 11/14/14	36,117

50,000	5.625% due 8/1/33	37,805

60,000	Senior Notes, 0.334% due 4/1/14(e)	44,831

	Total Consumer Finance	1,490,962
	Diversified Financial Services — 5.5%
100,000	AGFC Capital Trust I, Junior Subordinated Notes, 6.000% due 1/15/67(c)(e)	36,000

	Bank of America Corp.:

70,000	Senior Notes, 7.625% due 6/1/19	81,119

400,000	Subordinated Notes, 5.420% due 3/15/17	395,422

40,000	Boeing Capital Corp., Senior Notes, 4.700% due 10/27/19	39,099

730,000	Citigroup Inc., Senior Notes, 6.010% due 1/15/15	746,203

280,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(c)	288,445

	General Electric Capital Corp.:

300,000	Senior Notes, 6.875% due 1/10/39	310,794

300,000	Subordinated Debentures, 6.375% due 11/15/67(e)	262,125

	JPMorgan Chase & Co., Subordinated Notes:

120,000	6.625% due 3/15/12	131,067

260,000	5.125% due 9/15/14	274,524

See Notes to Financial Statements.

16   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Diversified Financial Services — 5.5% continued

$130,000	5.150% due 10/1/15	$134,787

140,000	6.125% due 6/27/17	148,199

100,000	TNK-BP Finance SA, Senior Notes, 7.500% due 7/18/16(c)	103,000

50,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, 11.250% due 10/1/15	52,875

	Total Diversified Financial Services	3,003,659
	Insurance — 1.2%
	American International Group Inc.:

140,000	Junior Subordinated Debentures, 6.250% due 3/15/37	77,700

30,000	Medium-Term Notes, Senior Notes, 5.850% due 1/16/18	24,653

	MetLife Inc.:

270,000	Junior Subordinated Debentures, 6.400% due 12/15/36	240,300

70,000	Senior Notes, 6.750% due 6/1/16	78,492

90,000	Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes, 6.850% due 12/16/39(c)	93,338

130,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/67(e)	118,595

	Total Insurance	633,078
	Real Estate Management & Development — 0.2%
150,000	Realogy Corp., Senior Notes, 10.500% due 4/15/14	130,500

	TOTAL FINANCIALS	8,334,923

HEALTH CARE — 1.5%

	Health Care Providers & Services — 0.9%
40,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	41,500

65,000	DaVita Inc., Senior Notes, 6.625% due 3/15/13	65,488

	HCA Inc.:

	Senior Notes:

14,000	6.300% due 10/1/12	14,070

151,000	5.750% due 3/15/14	142,695

9,000	Senior Secured Notes, 9.625% due 11/15/16(d)	9,765

	Tenet Healthcare Corp., Senior Notes:

75,000	7.375% due 2/1/13	75,562

15,000	6.875% due 11/15/31	12,075

60,000	UnitedHealth Group Inc., Senior Notes, 6.000% due 2/15/18	62,076

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   17

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Health Care Providers & Services — 0.9% continued

	WellPoint Inc., Notes:

$10,000	5.875% due 6/15/17	$10,318

40,000	7.000% due 2/15/19	44,814

	Total Health Care Providers & Services	478,363
	Pharmaceuticals — 0.6%
110,000	Pfizer Inc., Senior Notes, 6.200% due 3/15/19	122,496

60,000	Roche Holdings Inc., Senior Notes, 6.000% due 3/1/19(c)	66,048

150,000	Wyeth, Notes, 5.950% due 4/1/37	156,953

	Total Pharmaceuticals	345,497

	TOTAL HEALTH CARE	823,860

INDUSTRIALS — 1.0%

	Aerospace & Defense — 0.1%
	Boeing Co., Senior Notes:

50,000	6.000% due 3/15/19	54,355

20,000	4.875% due 2/15/20	20,094

	Total Aerospace & Defense	74,449
	Airlines — 0.7%
350,141	Delta Air Lines Inc., Pass-Through Certificates, 6.821% due 8/10/22	334,384

40,000	United Airlines Inc., Notes, 9.750% due 1/15/17	40,800

	Total Airlines	375,184
	Road & Rail — 0.2%
35,000	Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16	40,425

54,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17	57,713

	Total Road & Rail	98,138

	TOTAL INDUSTRIALS	547,771

MATERIALS — 0.9%

	Chemicals — 0.1%
80,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17	79,800
	Containers & Packaging — 0.0%
25,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(a)(b)(g)	0
	Metals & Mining — 0.8%
80,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	87,720

	Rio Tinto Finance USA Ltd.:

30,000	Notes, 6.500% due 7/15/18	33,009

30,000	Senior Notes, 5.875% due 7/15/13	32,397

See Notes to Financial Statements.

18   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Metals & Mining — 0.8% continued

$45,000	Steel Dynamics Inc., Senior Notes, 6.750% due 4/1/15	$44,831

	Teck Resources Ltd., Senior Secured Notes:

5,000	9.750% due 5/15/14	5,794

5,000	10.250% due 5/15/16	5,850

10,000	10.750% due 5/15/19	12,000

90,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	90,150

100,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(c)	102,750

	Total Metals & Mining	414,501

	TOTAL MATERIALS	494,301

TELECOMMUNICATION SERVICES — 4.1%

	Diversified Telecommunication Services — 3.3%
	AT&T Inc., Global Notes:

140,000	5.500% due 2/1/18	146,316

30,000	5.800% due 2/15/19	32,036

80,000	6.550% due 2/15/39	84,574

260,000	Deutsche Telekom International Finance BV, Senior Notes, 5.750% due 3/23/16	276,443

20,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14	20,650

	Intelsat Jackson Holdings Ltd., Senior Notes:

10,000	9.500% due 6/15/16	10,750

15,000	8.500% due 11/1/19(c)	15,525

200,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	210,038

20,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	19,000

70,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	70,612

425,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	444,907

345,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	368,548

60,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	65,315

15,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	15,338

	Total Diversified Telecommunication Services	1,780,052
	Wireless Telecommunication Services — 0.8%
40,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	41,614

40,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16	40,100

30,000	Rogers Communications Inc., Senior Notes, 6.800% due 8/15/18	33,653

325,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	338,000

	Total Wireless Telecommunication Services	453,367

	TOTAL TELECOMMUNICATION SERVICES	2,233,419

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   19

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

UTILITIES — 3.4%

	Electric Utilities — 1.1%
$14,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	$15,294

195,000	Exelon Corp., Bonds, 5.625% due 6/15/35	176,902

245,000	FirstEnergy Corp., Notes, 7.375% due 11/15/31	266,302

130,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	136,162

	Total Electric Utilities	594,660
	Independent Power Producers & Energy Traders — 2.3%
	AES Corp., Senior Notes:

93,000	9.375% due 9/15/10	96,487

16,000	7.750% due 3/1/14	16,320

50,000	7.750% due 10/15/15	51,000

273,000	8.000% due 10/15/17	281,531

45,000	Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes, 8.000% due 6/1/16(c)	46,575

	Dynegy Holdings Inc.:

25,000	Senior Debentures, 7.125% due 5/15/18	20,500

50,000	Senior Notes, 7.750% due 6/1/19	43,625

20,000	Edison Mission Energy, Senior Notes, 7.625% due 5/15/27	13,650

	Energy Future Holdings Corp., Senior Notes:

10,000	10.875% due 11/1/17	8,225

813,656	11.250% due 11/1/17(d)	579,730

	NRG Energy Inc., Senior Notes:

25,000	7.250% due 2/1/14	25,375

60,000	7.375% due 2/1/16	60,225

	Total Independent Power Producers & Energy Traders	1,243,243

	TOTAL UTILITIES	1,837,903

	TOTAL CORPORATE BONDS & NOTES (Cost — $20,112,385)	18,389,088

ASSET-BACKED SECURITIES — 4.4%

FINANCIALS — 4.4%
	Automobiles — 0.2%
100,000	Hertz Vehicle Financing LLC, 5.290% due 3/25/16(c)	99,919
	Home Equity — 4.1%
95,618	Accredited Mortgage Loan Trust, 0.471% due 9/25/35(e)	81,835

475,673	ACE Securities Corp., 0.401% due 1/25/36(e)	40,276

42,345	Amortizing Residential Collateral Trust, 2.031% due 8/25/32(e)	12,129

See Notes to Financial Statements.

20   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Home Equity — 4.1% continued

$177,906	Bear Stearns Asset-Backed Securities Trust, 0.581% due 9/25/34(e)	$172,632

89,584	Countrywide Asset-Backed Certificates, 1.481% due 6/25/34(e)	14,816

	Countrywide Home Equity Loan Trust:

533,327	0.983% due 11/15/28(e)	378,240

433,915	0.533% due 12/15/33(c)(e)	89,517

550,710	First Horizon ABS Trust, 0.391% due 10/25/34(e)	238,951

517,724	GMAC Mortgage Corp. Loan Trust, 0.981% due 2/25/31(c)(e)	313,612

60,526	Green Tree Financial Corp., 7.070% due 1/15/29	60,948

191,374	GSAMP Trust, 0.331% due 1/25/36(e)	16,348

288,951	Indymac Home Equity Loan Asset-Backed Trust, 0.401% due 4/25/36(e)	43,808

664,119	Lehman XS Trust, 0.441% due 9/25/46(e)	266,718

333,652	SACO I Trust, 0.401% due 3/25/36(e)	49,827

3,130	Sail Net Interest Margin Notes, 7.750% due 4/27/33(b)(c)	0

313,459	Securitized Asset-Backed Receivables LLC, 0.461% due 2/25/37(e)	138,923

623,606	Washington Mutual Inc. Asset-Backed Certificates, 0.481% due 5/25/37(e)	334,480

	Total Home Equity	2,253,060
	Manufactured Housing — 0.1%
37,708	Mid-State Trust, 7.340% due 7/1/35	37,180

	TOTAL ASSET-BACKED SECURITIES (Cost — $5,515,264)	2,390,159

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.7%

497,267	American Home Mortgage Investment Trust, 5.294% due 6/25/45(e)	339,560

700,000	Banc of America Commercial Mortgage Inc., 5.372% due 9/10/45(e)	678,195

357,279	Banc of America Mortgage Securities, 4.787% due 9/25/35(e)	289,718

101,405	Banc of America Mortgage Securities Inc., 5.203% due 12/25/34(e)	94,358

125,000	Commercial Mortgage Asset Trust, 7.350% due 1/17/32(e)	132,033

245,208	Commercial Mortgage Pass-Through Certificates, 5.447% due 7/16/34(c)	252,242

	Countrywide Alternative Loan Trust:

407,791	0.463% due 7/20/35(e)	216,012

478,409	0.563% due 11/20/35(e)	251,853

453,415	0.501% due 1/25/36(e)	240,466

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   21

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
$544,203	0.441% due 7/25/36(e)	$269,104

200,000	6.000% due 12/25/36	109,209

326,832	Countrywide Home Loan, Mortgage Pass-Through Trust, 0.531% due 5/25/35(e)	178,085

810,000	Credit Suisse Mortgage Capital Certificates, 5.548% due 2/15/39(e)	799,257

214,031	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.911% due 8/25/35(e)	168,737

	Downey Savings & Loan Association Mortgage Loan Trust:

301,844	0.443% due 3/19/45(e)	164,107

431,206	1.464% due 3/19/46(e)	183,881

3,237,082	First Union National Bank Commercial Mortgage, IO, 0.635% due 5/17/32(b)(e)	48,459

267,653	GSR Mortgage Loan Trust, 4.186% due 10/25/35(e)	200,615

	Harborview Mortgage Loan Trust:

309,667	0.633% due 11/19/34(e)	199,340

369,175	0.583% due 1/19/35(e)	197,907

688,641	0.443% due 11/19/36(e)	404,902

201,645	Indymac Index Mortgage Loan Trust, 3.919% due 3/25/35(e)	128,022

98,773	Merit Securities Corp., 1.731% due 9/28/32(c)(e)	80,497

	Merrill Lynch/Countrywide Commercial Mortgage Trust:

760,000	5.957% due 7/12/17(e)	657,871

740,000	5.749% due 6/12/50(e)	622,199

589,909	Morgan Stanley Mortgage Loan Trust, 5.187% due 3/25/36(e)	363,641

199,936	RBSGC Mortgage Pass-Through Certificates, 0.681% due 1/25/37(e)	98,614

	Residential Accredit Loans Inc.:

207,613	0.591% due 1/25/37(e)	113,931

300,000	0.436% due 9/25/46(e)	81,725

327,114	Sequoia Mortgage Trust, 0.931% due 6/20/33(e)	279,775

390,398	Structured ARM Loan Trust, 0.551% due 10/25/35(e)	235,461

	Structured Asset Mortgage Investments Inc.:

43,222	3.592% due 8/25/35(e)	28,518

352,130	0.441% due 5/25/36(e)	176,293

190,775	Structured Asset Securities Corp., 0.511% due 4/25/35(e)	164,325

431,206	Voyager Dwnys Delaware Trust, 1.464% due 3/20/47(b)(c)(e)(g)	41,069

	Washington Mutual Inc., Mortgage Pass-Through Certificates:

700,000	4.425% due 8/25/35(e)	530,008

275,944	5.512% due 9/25/36(e)(g)	216,616

See Notes to Financial Statements.

22   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
$527,478	0.501% due 12/25/45(e)	$357,951

285,380	0.521% due 12/25/45(e)	181,866

770,354	1.354% due 7/25/47(e)	228,969

152,648	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 4/25/36(e)	133,916

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $14,979,286)	10,139,307

COLLATERALIZED SENIOR LOAN — 0.4%

INFORMATION TECHNOLOGY — 0.4%
	IT Services — 0.4%
244,375	First Data Corp., Term Loan B2, 3.000% due 3/31/10(c)(e) (Cost — $237,143)	218,044

MORTGAGE-BACKED SECURITIES — 23.3%

	FHLMC — 5.0%

	Federal Home Loan Mortgage Corp. (FHLMC):

90,954	5.692% due 2/1/37(e)(h)	96,249

552,974	5.873% due 4/1/37(e)(h)	588,792

241,957	5.883% due 5/1/37(e)(h)	257,067

247,971	5.904% due 5/1/37(e)(h)	264,015

609,328	5.558% due 1/1/38(e)(h)	645,130

820,543	Gold, 5.500% due 11/1/35-4/1/38(h)	861,138

	Total FHLMC	2,712,391

	FNMA — 13.8%

	Federal National Mortgage Association (FNMA):

2,100,000	5.500% due 1/19/25(h)(i)	2,221,077

6,406	8.000% due 7/1/30-9/1/30(h)	7,346

25,145	7.500% due 8/1/30-2/1/31(h)	28,382

1,929,800	5.000% due 6/1/35-2/1/36(h)	1,985,049

328,794	5.500% due 11/1/36(h)	344,856

640,274	6.500% due 6/1/37(h)	686,494

80,017	6.000% due 7/1/38(h)	84,843

2,100,000	5.000% due 1/13/40(h)(i)	2,155,125

	Total FNMA	7,513,172

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   23

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	GNMA — 4.5%

	Government National Mortgage Association (GNMA):

$100,000	5.000% due 1/21/40(i)	$102,797

1,300,000	6.000% due 1/21/40(i)	1,377,188

900,000	Government National Mortgage Association (GNMA) II, 5.500% due 1/21/40(i)	943,589

	Total GNMA	2,423,574

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $12,388,251)	12,649,137

MUNICIPAL BOND — 0.1%

	California — 0.1%
50,000	California State, GO, Build America Bonds, 7.300% due 10/1/39 (Cost — $50,411)	47,143

SOVEREIGN BONDS — 2.9%

	Italy — 0.6%
325,000	Region of Lombardy, 5.804% due 10/25/32	316,478
	Mexico — 0.8%
	United Mexican States, Medium-Term Notes:

145,000	5.875% due 1/15/14	159,138

270,000	5.625% due 1/15/17	282,825

	Total Mexico	441,963
	Russia — 0.4%
175,000	Russian Federation, 11.000% due 7/24/18(c)	245,656
	Supranational — 1.1%
540,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	579,309

	TOTAL SOVEREIGN BONDS (Cost — $1,494,094)	1,583,406

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 17.9%

	U.S. Government Agencies — 4.4%
400,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17(c)	417,515

	Federal Home Loan Bank (FHLB):

1,000,000	1.050% due 2/23/10	1,001,272

70,000	Bonds, 1.500% due 1/16/13	69,072

490,000	Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes, 4.375% due 1/25/10(h)	491,191

100,000	Federal National Mortgage Association (FNMA), Subordinated Debentures, zero coupon bond to yield 6.066% due 10/9/19(h)	54,428

See Notes to Financial Statements.

24   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	U.S. Government Agencies — 4.4% continued

	Tennessee Valley Authority:

$60,000	5.250% due 9/15/39	$59,673

270,000	Bonds, 5.980% due 4/1/36	288,017

	Total U.S. Government Agencies	2,381,168
	U.S. Government Obligations — 13.5%
	U.S. Treasury Bonds:

1,165,000	3.500% due 2/15/39	954,573

530,000	4.250% due 5/15/39	497,372

940,000	4.500% due 8/15/39	918,998

1,170,000	4.375% due 11/15/39	1,120,276

	U.S. Treasury Notes:

880,000	3.125% due 10/31/16	869,207

620,000	2.750% due 11/30/16	597,089

360,000	3.250% due 12/31/16	357,075

2,079,000	3.375% due 11/15/19	2,000,399

	Total U.S. Government Obligations	7,314,989

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $9,951,383)	9,696,157

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.7%

	U.S. Treasury Bonds, Inflation Indexed:

165,098	1.750% due 1/15/28(j)	158,726

181,233	2.500% due 1/15/29	194,839
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $315,563)	353,565

SHARES

COMMON STOCK — 0.0%

ENERGY — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
78	SemGroup Corp., Class A Shares(g)* (Cost — $2,400)	1,863

PREFERRED STOCKS — 0.2%

FINANCIALS — 0.2%
	Consumer Finance — 0.2%
113	GMAC Inc., 7.000%(c)*	74,488

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   25

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

SHARES	SECURITY	VALUE
	Thrifts & Mortgage Finance — 0.0%
10,000	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(e)(h)*	$10,500

400	Federal National Mortgage Association (FNMA), 7.000%(e)(h)*	540

7,475	Federal National Mortgage Association (FNMA), 8.250%(e)(h)*	8,223

	Total Thrifts & Mortgage Finance	19,263
	TOTAL PREFERRED STOCKS (Cost — $481,012)	93,751

WARRANTS

WARRANTS — 0.1%

1,250	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/20/15*	33,125

82	SemGroup Corp., Expires 11/14/30(b)(g)*	0
	TOTAL WARRANTS (Cost — $0)	33,125

CONTRACTS

PURCHASED OPTION — 0.0%

9	U.S. Treasury 10-Year Notes Futures, Call @ $117.50, expires 2/19/10 (Cost — $6,357)	3,375

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $65,533,549)	55,598,120

FACE
AMOUNT

SHORT-TERM INVESTMENTS — 9.0%

	U.S. Government Agency — 0.3%
$148,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.301% — 0.401% due 1/25/10(h)(j)(k) (Cost — $147,967)	147,967
	U.S. Government Obligation — 5.5%

3,000,000	U.S. Treasury Bills, 0.381% due 7/1/10(k) (Cost — $2,994,276)	2,997,300

	Repurchase Agreement — 3.2%
1,698,000	Morgan Stanley tri-party repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity — $1,698,001; (Fully collateralized by U.S. government agency obligation, 0.900% due 4/8/10; Market value — $1,735,076) (Cost — $1,698,000)	1,698,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,840,243)	4,843,267

	TOTAL INVESTMENTS — 111.6% (Cost — $70,373,792#)	60,441,387

	Liabilities in Excess of Other Assets — (11.6)%	(6,273,943)

	TOTAL NET ASSETS — 100.0%	$54,167,444

See Notes to Financial Statements.

26   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of December 31, 2009.

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $70,440,079.

Abbreviations used in this schedule:

ARM — Adjustable Rate Mortgage
GO — General Obligation
GSAMP — Goldman Sachs Alternative Mortgage Products
IO — Interest Only

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   27

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

   SCHEDULE OF WRITTEN OPTIONS

		EXPIRATION	STRIKE
CONTRACTS	SECURITY	DATE	PRICE	VALUE
9	Eurodollar Futures, Call	3/15/10	$99.50	$3,994

7	Eurodollar Futures, Call	6/14/10	99.38	2,888

12	Eurodollar Futures, Call	9/13/10	99.25	4,425

15	Eurodollar Futures, Put	3/15/10	99.13	375

7	Eurodollar Futures, Put	6/14/10	99.38	3,850

10	Eurodollar Futures, Put	9/13/10	98.75	7,250

NOTIONAL			STRIKE
PAR			RATE
$250,000	Interest Rate swaption with Barclays Capital Inc., Call	9/02/14	4.70%	8,029

250,000	Interest Rate swaption with Barclays Capital Inc., Put	9/02/14	4.70	12,628

800,000	Interest Rate swaption with Credit Suisse First Boston Inc., Call	2/12/10	3.73	3,533

830,000	Interest Rate swaption with Credit Suisse First Boston Inc., Call	8/27/14	4.70	26,660

800,000	Interest Rate swaption with Credit Suisse First Boston Inc., Put	2/12/10	3.73	24,316

830,000	Interest Rate swaption with Credit Suisse First Boston Inc., Put	8/27/14	4.70	41,913

	TOTAL WRITTEN OPTIONS (Premiums Received — $154,181)			$139,861

See Notes to Financial Statements.

28   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

Statement of assets and liabilities
December 31, 2009

ASSETS:

Investments, at value (Cost — $70,373,792)	$60,441,387

Foreign currency, at value (Cost — $43,489)	46,420

Cash	68

Premiums paid for open swaps	506,192

Interest receivable	497,056

Unrealized appreciation on swaps	252,446

Principal paydown receivable	25,256

Deposits with brokers for open futures contracts	12,860

Receivable for securities sold	11,072

Receivable for open swap contracts	2,365

Prepaid expenses	1,071

Total Assets	61,796,193

LIABILITIES:

Payable for securities purchased	6,875,945

Unrealized depreciation on swaps	287,130

Premiums received for open swaps	173,635

Written options, at value (premium received $154,181)	139,861

Investment management fee payable	30,179

Payable for Portfolio shares repurchased	17,105

Payable to broker — variation margin on open futures contracts	10,259

Trustees’ fees payable	1,147

Payable for open swap contracts	127

Accrued expenses	93,361

Total Liabilities	7,628,749

TOTAL NET ASSETS	$54,167,444

NET ASSETS:

Par value (Note 7)	$62

Paid-in capital in excess of par value	65,541,625

Undistributed net investment income	97,013

Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(1,427,260)

Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(10,043,996)

TOTAL NET ASSETS	$54,167,444

Shares Outstanding:

Class I	6,158,444

Class II	7

Net Asset Value:

Class I	$8.80

Class II	$8.80

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   29

Statement of operations
For the Year Ended December 31, 2009

INVESTMENT INCOME:

Interest	$2,788,537

Dividends	15,805

Total Investment Income	2,804,342

EXPENSES:

Investment management fee (Note 2)	334,926

Shareholder reports (Note 5)	109,046

Audit and tax	30,358

Legal fees	7,203

Transfer agent fees (Note 5)	5,773

Custody fees	4,695

Insurance	4,088

Distribution fees (Notes 2 and 5)	733

Trustees’ fees	640

Miscellaneous expenses	5,250

Total Expenses	502,712

Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(5,000)

Net Expenses	497,712

NET INVESTMENT INCOME	2,306,630

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):

Net Realized Gain (Loss) From:

Investment transactions	(1,152,335)

Futures contracts	368,765

Written options	263,271

Swap contracts	(81,535)

Foreign currency transactions	15,316

Net Realized Loss	(586,518)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	8,921,117

Futures contracts	(711,229)

Written options	194,987

Swap contracts	213,124

Foreign currencies	3,032

Change in Net Unrealized Appreciation/Depreciation	8,621,031

NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	8,034,513

INCREASE IN NET ASSETS FROM OPERATIONS	$10,341,143

See Notes to Financial Statements.

30   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2009	2008
OPERATIONS:

Net investment income	$2,306,630	$3,491,539

Net realized gain (loss)	(586,518)	425,037

Change in net unrealized appreciation/depreciation	8,621,031	(16,435,962)

Increase (Decrease) in Net Assets From Operations	10,341,143	(12,519,386)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):

Net investment income	(2,300,003)	(3,800,003)

Net realized gains	(503,843)	—

Decrease in Net Assets From Distributions to Shareholders	(2,803,846)	(3,800,003)

PORTFOLIO SHARE TRANSACTIONS (NOTE 7):

Net proceeds from sale of shares	7,087,781	2,927,218

Reinvestment of distributions	2,803,846	3,800,003

Cost of shares repurchased	(13,156,218)	(26,336,953)

Decrease in Net Assets From Portfolio Share Transactions	(3,264,591)	(19,609,732)

INCREASE (DECREASE) IN NET ASSETS	4,272,706	(35,929,121)

NET ASSETS:

Beginning of year	49,894,738	85,823,859

End of year*	$54,167,444	$49,894,738

* Includes undistributed and (overdistributed) net investment income, respectively, of:	$97,013	$(63,565)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   31

Financial highlights

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
   EACH YEAR ENDED DECEMBER 31:

CLASS I SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.59	$9.93	$10.24	$10.31	$10.88

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.37	0.47	0.53	0.54	0.50

Net realized and unrealized gain (loss)	1.31	(2.20)	(0.33)	(0.02)	(0.23)

Total income (loss) from operations	1.68	(1.73)	0.20	0.52	0.27

LESS DISTRIBUTIONS FROM:

Net investment income	(0.39)	(0.61)	(0.51)	(0.58)	(0.53)

Net realized gains	(0.08)	—	—	(0.01)	(0.31)

Total distributions	(0.47)	(0.61)	(0.51)	(0.59)	(0.84)

NET ASSET VALUE, END OF YEAR	$8.80	$7.59	$9.93	$10.24	$10.31

Total return[3]	22.29%	(17.35)%	1.99%	5.03%	2.47%

NET ASSETS, END OF YEAR (000s)	$54,167	$49,894	$85,823	$97,968	$103,132

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.96%	0.91%	0.83%	0.83%[4]	0.96%

Net expenses[5]	0.96	0.91 [6,7]	0.83 [6]	0.83 [4,7]	0.96

Net investment income	4.48	5.15	5.12	5.13	4.58

PORTFOLIO TURNOVER RATE[8]	76%	24%	79%	209%	104%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2007.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios both would have been 0.81%.

[5]	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00% through December 31, 2011.

[6]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover would have been 316%, 377%, 579%, 619%, and 533% for the years ended December 31, 2009, 2008, 2007, 2006, and 2005, respectively.

See Notes to Financial Statements.

32   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

CLASS II SHARES[1]	2009	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.60	$9.93	$10.25

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.33	0.43	0.44

Net realized and unrealized gain (loss)	1.31	(2.21)	(0.29)

Total income (loss) from operations	1.64	(1.78)	0.15

LESS DISTRIBUTIONS FROM:

Net investment income	(0.36)	(0.55)	(0.47)

Net realized gains	(0.08)	—	—

Total distributions	(0.44)	(0.55)	(0.47)

NET ASSET VALUE, END OF YEAR	$8.80	$7.60	$9.93

Total return[3]	21.83%	(17.81)%	1.48%

NET ASSETS, END OF YEAR (000s)	$0 [4]	$0 [4]	$1

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	2.92%	4.81%	12.36%[5]

Net expenses[6,7]	1.25	1.25 [8]	1.25 [5,8]

Net investment income	3.79	4.76	4.74 [5]

PORTFOLIO TURNOVER RATE[9]	76%	24%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 2, 2007 (inception date) to December 31, 2007.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Amount represents less than $1,000.

[5]	Annualized.

[6]	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class II shares will not exceed 1.25% through December 31, 2011.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover would have been 316%, 377%, and 579% for the years ended December 31, 2009, 2008, and 2007, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   33

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason Western Asset Variable Strategic Bond Portfolio (formerly known as Legg Mason Partners Variable Strategic Bond Portfolio) (the “Portfolio”), is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 16, 2010, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value,

34   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

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Notes to financial statements continued

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

		OTHER SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:

Corporate bonds & notes	—	$18,389,088	$0	$18,389,088

Asset-backed securities	—	2,390,159	—	2,390,159

Collateralized mortgage obligations	—	9,922,691	216,616	10,139,307

Collateralized senior loan	—	218,044	—	218,044

Mortgage-backed securities	—	12,649,137	—	12,649,137

Municipal bond	—	47,143	—	47,143

Sovereign bonds	—	1,583,406	—	1,583,406

U.S. government & agency obligations	—	9,696,157	—	9,696,157

U.S. treasury inflation protected securities	—	353,565	—	353,565

Common stock	—	—	1,863	1,863

Preferred stocks	$19,263	74,488	—	93,751

Warrants	—	33,125	0	33,125

Purchased option	3,375	—	—	3,375

Total long-term investments	22,638	55,357,003	218,479	55,598,120

Short-term investments†	—	4,843,267	—	4,843,267

Total investments	$22,638	$60,200,270	$218,479	$60,441,387

Other financial instruments:

Futures contracts	$(94,158)	—	—	$(94,158)

Written options	(22,782)	$(117,079)	—	(139,861)

Interest rate swaps‡	—	(9,753)	—	(9,753)

Credit default swaps on credit indices — sell protection‡	—	(65,056)	—	(65,056)

Credit default swaps on credit indices — buy protection‡	—	372,682	—	372,682

Total other financial instruments	$(116,940)	$180,794	—	$63,854

Total	$(94,302)	$60,381,064	$218,479	$60,505,241

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

36   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE	COLLATERALIZED
	BONDS &	MORTGAGE
INVESTMENTS IN SECURITIES	NOTES	OBLIGATIONS	COMMON STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2008	$84,795	—	$0	$0	$84,795

Accrued premiums/discounts	8,114	—	——	—	8,114

Realized gain/(loss)[1]	2,642	—	(65,741)	—	(63,099)

Change in unrealized appreciation (depreciation)[2]	160,912	—	65,204	—	226,116

Net purchases (sales)	184,496	—	2,400	—	186,896

Net transfers in and/or out of Level 3	(440,959)	$216,616	—	—	(224,343)

Balance as of December 31, 2009	—	216,616	1,863	0	218,479

Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2009[2]	$0	$0	$(537)	$0	$(537)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]	This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

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Notes to financial statements continued

(c) Futures contracts. The Portfolio may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ”initial margin” and subsequent payments (”variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Stripped securities. The Portfolio may invest in ”Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(e) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between

38   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

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Notes to financial statements continued

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury

40   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Swap agreements. The Portfolio may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Portfolio are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

As disclosed in the Fair Values of Derivatives — Statement of Assets and Liabilities table that follows the Portfolio’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of December 31, 2009 was $106,901. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $0. If a defined credit event had occurred as of December 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Portfolio would have been required to pay up to $2,775,227 less the value of the contracts’ related reference obligations.

Credit default swaps
The Portfolio may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS

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Notes to financial statements continued

agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is

42   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps
The Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Portfolio records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

(k) Swaptions. The Portfolio may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market

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Notes to financial statements continued

makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

(l) Credit and market risk. The Portfolio invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

44   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance agreements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash deposit with the bank.

(q) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET	ACCUMULATED NET
	INVESTMENT INCOME	REALIZED LOSS
(a)	$153,951	$(153,951)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts, book/tax differences in the treatment of distributions and book/tax differences in the treatment of Treasury Inflation-Protected Securities.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

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Notes to financial statements continued

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.650%

Next $1 billion	0.625

Next $3 billion	0.600

Next $5 billion	0.575

Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. Western Asset Limited provide certain subadvisory services to the Portfolio relating to currency transactions and investment in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to the average net assets of Class I and Class II shares will not exceed 1.00% and 1.25%, respectively, until December 31, 2011. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended December 31, 2009, LMPFA waived a portion of its fee in the amount of $5,000.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments
During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and

46   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

		U.S. GOVERNMENT &
	INVESTMENTS	AGENCY OBLIGATIONS
Purchases	$12,700,601	$159,486,727

Sales	162,425,367	21,602,779

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,314,253

Gross unrealized depreciation	(11,312,945)

Net unrealized depreciation	$(9,998,692)

At December 31, 2009, the Portfolio had the following open futures contracts:

	NUMBER OF	EXPIRATION	BASIS	MARKET	UNREALIZED
	CONTRACTS	DATE	VALUE	VALUE	GAIN (LOSS)
Contracts to Buy:
Eurodollar	13	3/10	$3,221,105	$3,238,463	$17,358

U.S. Treasury 2-Year Notes	2	3/10	434,413	432,531	(1,882)

U.S. Treasury 5-Year Notes	7	3/10	812,765	800,680	(12,085)

U.S. Treasury 10-Year Notes	78	3/10	9,199,371	9,005,344	(194,027)

					(190,636)

Contracts to Sell:
Euro Bundes Obligationer	6	3/10	$1,056,999	$1,042,391	$14,608

U.S. Treasury 30-Year Bonds	16	3/10	1,927,870	1,846,000	81,870

					96,478

Net unrealized loss on open futures contracts					$(94,158)

During the year ended December 31, 2009, written option transactions for the Portfolio were as follows:

	NUMBER OF
	CONTRACTS	PREMIUMS
Written options, outstanding December 31, 2008	152	$136,430

Options written	11,400,331	467,796

Options closed	(2,820,304)	(279,861)

Options exercised	(4,000,039)	(66,234)

Options expired	(820,080)	(103,950)

Written options, outstanding December 31, 2009	3,760,060	$154,181

At December 31, 2009, the Portfolio held TBA securities with a total cost of $6,875,945.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   47

Notes to financial statements continued

At December 31, 2009, the Portfolio had the following open swap contracts:

			PERIODIC	PERIODIC
			PAYMENTS	PAYMENTS	UPFRONT
			MADE	RECEIVED	PREMIUMS	UNREALIZED
	NOTIONAL	TERMINATION	BY THE	BY THE	PAID/	APPRECIATION/
SWAP COUNTERPARTY	AMOUNT	DATE	PORTFOLIO‡	PORTFOLIO‡	(RECEIVED)	(DEPRECIATION)
Interest Rate Swaps:
Goldman Sachs Group Inc.	$1,400,000	11/2/10	USD-CMS 10-Year	USD-CMM	—	$1,297 *

Goldman Sachs Group Inc.	900,000	11/8/10	USD-CMS 10-Year	USD-CMM	—	1,276 *

Morgan Stanley & Co. Inc.	2,700,000	2/28/14	2.908%	3-Month LIBOR	—	(28,520)

Barclay’s Capital Inc.	400,000	3/17/20	3.600%	3-Month LIBOR	$328	15,866

Total	$5,400,000				$328	$(10,081)

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

CREDIT DEFAULT SWAP ON CREDIT INDICES — SELL PROTECTION1

			PERIODIC
			PAYMENTS		UPFRONT
			RECEIVED		PREMIUMS	UNREALIZED
SWAP COUNTERPARTY	NOTIONAL	TERMINATION	BY THE	MARKET	PAID/	APPRECIATION/
(REFERENCE ENTITY)	AMOUNT[2]	DATE	PORTFOLIO‡	VALUE[3]	(RECEIVED)	(DEPRECIATION)
Barclay’s Capital Inc. (CDX)	$2,146,659	6/20/13	3.500% quarterly	$41,845	$(61,284)	$103,129

Credit Suisse First Boston Inc. (ABX.HE.AAA)	348,568	7/25/45	0.180% monthly	(63,613)	(21,526)	(42,087)

Credit Suisse First Boston Inc. (CMBX)	280,000	12/13/49	0.080% monthly	(43,288)	(90,825)	47,537 *

Total	$2,775,227			$(65,056)	$(173,635)	$108,579

48   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

CREDIT DEFAULT SWAP ON CREDIT INDICES — BUY PROTECTION4

			PERIODIC
			PAYMENTS		UPFRONT
			MADE		PREMIUMS	UNREALIZED
SWAP COUNTERPARTY	NOTIONAL	TERMINATION	BY THE	MARKET	PAID/	APPRECIATION/
(REFERENCE ENTITY)	AMOUNT[2]	DATE	PORTFOLIO‡	VALUE[3]	(RECEIVED)	(DEPRECIATION)
Citigroup Global Markets Inc. (CMBX)	$200,000	3/22/45	0.100% monthly	15,000	19,659	$(4,659	)*

Credit Suisse First Boston Inc. (CMBX)	300,000	2/17/51	0.960% monthly	$146,310	$62,969	83,341	*

Credit Suisse First Boston Inc. (CMBX)	280,000	12/13/49	0.080% monthly	43,288	91,551	(48,263	)*

Credit Suisse First Boston Inc. (CMBX)	280,000	2/17/51	0.350% monthly	47,712	92,586	(44,874	)*

Credit Suisse First Boston Inc. (CMBX)	680,000	2/17/51	0.350% monthly	115,872	225,296	(109,424	)*

Credit Suisse First Boston Inc. (CMBX)	60,000	10/14/52	0.100% monthly	4,500	13,803	(9,303	)*

Total	$1,800,000			$372,682	$505,864	$(133,182)

[1]	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   49

Notes to financial statements continued

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2009.

ASSET DERIVATIVES[1]
			OTHER
	INTEREST RATE	CREDIT	CONTRACTS
	CONTRACTS RISK	CONTRACTS RISK	RISK	TOTAL
Purchased options[2]	$3,375	—	—	$3,375

Futures contracts[3]	113,836	—	—	113,836

Swap contracts[4]	18,767	$414,527	—	433,294

Total	$135,978	$414,527	—	$550,505

LIABILITY DERIVATIVES[1]
			OTHER
	INTEREST RATE	CREDIT	CONTRACTS
	CONTRACTS RISK	CONTRACTS RISK	RISK	TOTAL
Written options	$139,861	—	—	$139,861

Futures contracts[3]	207,994	—	—	207,994

Swap contracts[4]	28,520	$106,901	—	135,421

Total	$376,375	$106,901	—	$483,276

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]	Market value of purchased options is reported investments of value in the Statement of Assets and Liabilities.

[3]	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Portfolio’s derivatives and hedging activities during the year.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE	CREDIT	OTHER
	CONTRACTS	CONTRACTS	CONTRACTS
	RISK	RISK	RISK	TOTAL
Purchased options	$(52,762)	—	—	$(52,762)

Written options	263,271	—	—	263,271

Futures contracts	368,765	—	—	368,765

Swap contracts	(110,227)	$28,692	—	(81,535)

Total	$469,047	$28,692	—	$497,739

50   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE	CREDIT	OTHER
	CONTRACTS	CONTRACTS	CONTRACTS
	RISK	RISK	RISK	TOTAL
Purchased options	$(2,982)	—	—	$(2,982)

Written options	194,987	—	—	194,987

Futures contracts	(711,229)	—	—	(711,229)

Swap contracts	171,023	$42,101	—	213,124

Total	$(348,201)	$42,101	—	$(306,100)

During the year ended December 31, 2009, the Portfolio had average market values of $19,530,868, $701,444, $7,851, and $124,330 in futures contracts to buy, futures contracts to sell, purchased options, and written options, respectively, average notional balances in interest rate swap contracts of $2,084,615, average notional balances of $1,780,000 and $3,360,165 in credit default swap contracts to buy protection and credit default swap contracts to sell protection, respectively.

The Portfolio has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Portfolio. Credit related contingent features are established between the Portfolio and its derivatives counterparties to reduce the risk that the Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Portfolio’s net assets and or percentage decrease in the Portfolio’s Net Asset Value or NAV. The contingent features are established within the Portfolio’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of December 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $135,421. If a contingent feature would have been triggered as of December 31, 2009, the Portfolio would have been required to pay this amount in cash to its counterparties. The Portfolio did not hold or post collateral for its derivative transactions.

5. Class specific expenses, waivers and/or reimbursements

The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets. Distribution fees are accrued daily and paid monthly.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   51

Notes to financial statements continued

For the year ended December 31, 2009, class specific expenses were as follows:

	DISTRIBUTION	TRANSFER AGENT	SHAREHOLDER
	FEES	FEES	REPORTS EXPENSES*
Class I	—	$5,158	$62,172

Class II	$733	615	4,604

Total	$733	$5,773	$66,776

*	For the period January 1, 2009, through September 4, 2009. Subsequent to September 4, 2009, these expenses were accrued as common portfolio expenses.

For the year ended December 31, 2009, class specific waivers and/or reimbursements were as follows:

WAIVERS/
REIMBURSEMENTS
Class I	—

Class II	$5,000

Total	$5,000

6. Distributions to shareholders by class

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2009	DECEMBER 31, 2008
Net Investment Income:
Class I	$2,300,001	$3,799,976

Class II	2	27

Total	$2,300,003	$3,800,003

Net Realized Gains:
Class I	$501,721	—

Class II	2,122	—

Total	$503,843	—

7. Shares of beneficial interest
At December 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including these specifically related to the distribution of its shares.

52   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

Transactions in shares of each class were as follows:

	YEAR ENDED		YEAR ENDED
	DECEMBER 31, 2009		DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold	660,300	$5,520,440	309,521	$2,927,218

Shares issued on reinvestment	324,831	2,801,721	503,746	3,799,975

Shares repurchased	(1,400,424)	(11,505,524)	(2,884,186)	(26,336,945)

Net decrease	(415,293)	$(3,183,363)	(2,070,919)	$(19,609,752)

Class II
Shares sold	183,433	$1,567,341	—	—

Shares issued on reinvestment	266	2,125	4	$28

Shares repurchased	(183,745)	(1,650,694)	(1)	(8)

Net increase (decrease)	(46)	$(81,228)	3	$20

8. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal year ended December 31, was as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$2,763,911	$3,800,003

Net long-term capital gains	39,935	—

Total distributions paid	$2,803,846	$3,800,003

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$234,393

Capital loss carryforward *	(1,138,446)

Other book/tax temporary differences(a)	(359,907)

Unrealized appreciation/(depreciation)(b)	(10,110,283)

Total accumulated earnings/(losses) — net	$(11,374,243)

*	As of December 31, 2009, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2017	$(1,138,446)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, book/differences of interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   53

Notes to financial statements continued

9. Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges

54   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

10. Other matters
On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   55

Notes to financial statements continued

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of the damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

56   Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Variable Strategic Bond Portfolio (formerly Legg Mason Partners Variable Strategic Bond Portfolio), a series of Legg Mason Partners Variable Income Trust, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Variable Strategic Bond Portfolio as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2010

Legg Mason Western Asset Variable Strategic Bond Portfolio 2009 Annual Report   57

Board approval of management and subadvisory
agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Variable Strategic Bond Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background
The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management before the Meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements
The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their

58   Legg Mason Western Asset Variable Strategic Bond Portfolio

independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the
management agreement and sub-advisory agreements
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Legg Mason Western Asset Variable Strategic Bond Portfolio   59

Board approval of management and subadvisory
agreements (unaudited) continued

Fund performance
The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as general bond funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2009 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the underperformance versus the peer group (as well as the peer group in which the Fund was placed) and any plans to address such underperformance.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to improve performance.

Management fees and expense ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

60   Legg Mason Western Asset Variable Strategic Bond Portfolio

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of funds (including the Fund) classified as general bond funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2011.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability
The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale
The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board

Legg Mason Western Asset Variable Strategic Bond Portfolio   61

Board approval of management and subadvisory
agreements (unaudited) continued

noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Contractual Management Fee was within the range of the average of management fees paid by the other funds in the Expense Group at all asset levels.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers
The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

62   Legg Mason Western Asset Variable Strategic Bond Portfolio

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Variable Strategic Bond Portfolio (formerly known as Legg Mason Partners Variable Strategic Bond Portfolio) (“the Portfolio”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Portfolio (the “Independent Trustees”), and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. BENTON COCANOUGHER

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	Interim Dean, George Bush School of Government and Public Service, Texas A&M University (since 2009); Dean Emeritus and Professor, Emeritus, Mays School of Business, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

Legg Mason Western Asset Variable Strategic Bond Portfolio   63

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER

Birth year	1949

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

MARK T. FINN

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group Inc. (investment management) (since 1988)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

RAINER GREEVEN

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)

64   Legg Mason Western Asset Variable Strategic Bond Portfolio

STEPHEN R. GROSS

Birth year	1947

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (1998 to 2003)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

RICHARD E. HANSON, JR.

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

DIANA R. HARRINGTON

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Professor, Babson College (since 1992)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

Legg Mason Western Asset Variable Strategic Bond Portfolio   65

Additional information (unaudited) continued
Information about Trustees and Officers

SUSAN M. HEILBRON

Birth year	1945

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

SUSAN B. KERLEY

Birth year	1951

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)

ALAN G. MERTEN

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

66   Legg Mason Western Asset Variable Strategic Bond Portfolio

R. RICHARDSON PETTIT

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by Trustee	134

Other board memberships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)

OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041

Birth year	1957

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (1999 to 2004)

Legg Mason Western Asset Variable Strategic Bond Portfolio   67

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005) Managing Director and Deputy General Counsel for CAM (1992 to 2005)

68   Legg Mason Western Asset Variable Strategic Bond Portfolio

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041

Birth year	1971

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041

Birth year	1970

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Western Asset Variable Strategic Bond Portfolio   69

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

Record date:	6/17/2009	12/21/2009

Payable date:	6/18/2009	12/22/2009

Dividends qualifying for the dividends received deduction for corporations	0.38%	0.33%

Long-term capital gain dividend	$0.006510	—

Please retain this information for your records.

70   Legg Mason Western Asset Variable Strategic Bond Portfolio

Legg Mason Western Asset
Variable Strategic Bond Portfolio

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
  Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

Western Asset Management
Company

Western Asset Management
Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Western Asset Variable Strategic Bond Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable Strategic Bond Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless proceeded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

                    NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04118 2/10 SR10-1038

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2008 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $73,700 in 2008 and $141,650 in 2009.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2008 and $29 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $5,800 in 2008 and $15,600 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2- 01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the

1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust
Date: March 1, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust
Date: March 1, 2010

By:	/s/ Frances M. Guggino (Frances M. Guggino) Chief Financial Officer of Legg Mason Partners Variable Income Trust
Date: March 1, 2010